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                                                                   EXHIBIT 10.30

Labor Contract                                                            P.1/12
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                                                              Contract No.:

                      Beijing Super Channel Network Limited

                                 Labor Contract

      Party  A:

      Party  B:

      Date of Signature:


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Labor Contract                                                            P.2/12
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Party  A:


Form of the Employer:


Address of Party A:


Party B:


Sex:


ID Card No.:


Home address:


Postal Code:


Hereafter referred to as parties

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Labor Contract                                                            P.3/12
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In accordance with the (Labor Law of the People's Republic of China), after consultation, the Parties have agreed to sign this Labor Contract ("Contract") and have agreed on the following terms:

                           Term of the Labor Contract

Clause 1 The effective date of this Contract is _____MM______DD______YY. The probation period is ___month(s). During the probation period, Party A has the right to terminate this Contract at any time if Party B is not up to the standard. If both parties are content with each other when the probation period is expired, Party B shall become the formal employee of Party A. The Contract will be expired on _____MM______DD______YY.

                         Content of work and Obligations

Clause 2 Party B agrees to assume the position of ____________ in _____________ Department and the job assignments as set by Party A.

Clause 3 The service provided by Party B shall be up to the standard required by Party A and perform the duties from time to time as assigned by Party A.

Clause 4 Party B shall perform the following obligations when providing services to Party A:

            1. To observe Constitution, Law and Regulations of the People's
               Republic of China;
            2. To observe regulations and rules of Party A;
            3. To protect Party A's credit and prestige.

 Clause 5 Party B shall undertake obligations not to disclose any confidential information of Party A or Party A's clients obtained during his service period with Party A. Party A shall have the right to require Party B to enter into an agreement specially on confidentiality if necessary. The aforesaid agreement will form part of this Contract when they are entered.

             Working hours, labor protection and working conditions

Clause 6 Party A exercises five working-day system with a total of 40 hours' work a week.

Clause 7 Party A shall arrange an annual health check-up for Party B in accordance with the regulations stipulated by the State or the relevant local authorities of Beijing.

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Labor Contract                                                            P.4/12
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Clause 8    Party A is responsible for providing education and training to Party
            B on professional ethics, service skills, safety and health matters and relevant rules and regulations.

            Both Parties shall sign a training agreement on special training arrangements. Once the agreement is signed, it will form part of the Contract.

                                  Remuneration

Clause 9 The salary shall be determined according to job responsibility. During the employment, Party A will pay to Party B a monthly salary of RMB __________ before tax. Annual Bonus will be RMB _________ before tax.

Clause 10   Party B shall perform services according to the fixed working hour system to Party A who shall pay the salary of the previous month in RMB to Party B at the end of each month. The salary shall not be less than the lowest salary level in Beijing. The salary level shall be specified in the Contract. Party A will inform Party B of any change of salary in writing. In accordance with the government rules and regulations, Party A may withhold the Party B's payroll for paying off the personal income tax.

                          Social Insurance and Welfare

Clause 11   Party A shall pay for Party B the social insurance according to the relevant regulations stipulated by the State and Beijing government authorities.

Clause 12   The compensation for Party B for sick leave or injury not related to work and the expense for illness remedy shall be given according to the relevant law and regulations and Party A's regulations with the exception of deliberate injury or sickness or injury due to Party
            B's fault or as a result of violating the law and regulations of the State by Party B.

Clause 13   The compensation for occupational disease or work-related injury and medical insurance shall be provided according to the relevant regulations stipulated by the State and local authorities of Beijing.

Clause 14   Party A shall provide Party B with the social insurance and welfare which include retirement insurance, medical care, unemployment insurance, housing fund, annual holidays and etc. Please refer to the Staff Handbook for details.

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Labor Contract                                                            P.5/12
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                                Labor Discipline

Clause 15     Party B shall obey the rules and regulations laid down
              according to the law by Party A. Party B shall strictly obey the labor safety and health, technological process of production, operational rules and the working norm established by Party A;
              Party B shall cherish the property owned by Party A and follow the professional ethics. Party B shall actively participate in the training set up by Party A and improve technical skills. Rules and regulations for the purpose of this Clause shall include:
              1. Staff Handbook;
              2. Code of Business Conduct;
              3. Other regulations and modifications of the rules and
                 regulations made from time to time by Party A.

Clause 16     When Party B violates the labor disciplines, Party A may take the disciplinary action against Party B until this Contract is revoked.

     Alternation, Revocation, Termination and renewal of the Labor Contract

Clause 17     Should the relevant law, administrative rules and regulations be changed, this Contract shall be changed accordingly.

Clause 18     In the event of the objective conditions taken as the basis of this Contract experience such major changes that this Contract may no longer be performed, both parties shall work to amend the relevant content of this Contract through consultation.
              For the purpose of this Clause, the objective conditions shall mean:

              1. Party A is liquidated by its Parent Company;

              2. Party A can not continue its operation due to operation difficulties;

              3. Party A is facing bankruptcy;

              4. Change of law or government policy, administrative penalty or court injunction causing the termination or impossible operation of Party A;

              5. Force condition such as war, earthquake, flood or fire.

              6. In the event of merger & acquisition or separation.

              7. Other conditions as required by local applicable law.

Clause 19     This Contract may be terminated upon agreement reached between the parties involved through consultation.

Clause 20     Party A has the right to terminate this Contract if Party B involves in any of the following:

              1. Party B is not able to meet and/or perform the job requirements during the probation period;

              2. Party B violates the labor disciplines or the rules and regulations of Party A;

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Labor Contract                                                            P.6/12
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              3. Party B causes great loss to Party A due to dereliction of duty or engagement in malpractice for personal purposes;

              4. Party B is investigated for criminal responsibilities in accordance with the law;

              5. Party B does damage to credit or prestige of Party A;

              6. Party B violates Clause 4 or Clause 5 of this Contract or breaches the obligation of keeping information confidential under

                 Code of Business Conduct or Confidential Agreement as attached hereto;

              7. Party B violates Clause 12 to commit self-injury;

              8. The declaration made by Party B in respect of labor
                 relationship with any third party as attached hereto is proved untrue;

              9. Party B violates the training contracts provided in Clause 8 and attachments hereto.

                 For the purpose of item 2 of this Clause, violation of labor discipline or Party A's regulations include but not limit to:

              1. Taking bribe;

              2. Taking or giving private commission;

              3. Doing activities which are not related to Party A's business by using Party A's resources;

              4. Deliberately staying away from work for 5 days in succession or for 15 days accumulatively in one year;

              5. Bad working behavior causing complaint from client
                 accumulatively for 5 times in one year; 6. Others (which are provided according to Party A's regulations).

Clause 21     In any of the following circumstances, Party A has the right to terminate the Labor Contract giving a written notification to Party B three months in advance:

              1. Party B is unable to take up his original work or any new work arranged by Party A after the completion of his medical treatment for illness or injury not related to work;

              2. Party B is unqualified for his work and remains unqualified even after receiving a training or an adjustment to the post;

              3. No agreement on the modified Labor Contract can be reached through consultation between the parties according to Clause 17 and Clause 18.

Clause 22     During the period of statutory consolidation when Party A comes to the brink of bankruptcy or runs deep into difficulties in production and /or management, Party A may revoke this Contract after it explains the situation to its staff and solicits opinions from them and reports to the labor authority

Clause 23     Party A shall not revoke its Labor Contract with Party B in accordance with the stipulation in Clause 21 and Clause 22 of this Contract if any of the following occurs:

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Labor Contract                                                            P.7/12
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              1. Party B is under medical treatment for disease or work-related injury with the prescribed period of time;

              2. Party B is a female who is during pregnancy, maternity or breast-feeding period.

Clause 24     Should Party B incur any occupational illness or work-related injury and he or she, after medical treatment, is confirmed by The
              Labor Appraisal Committee for the part or whole loss of working ability, the matter shall be dealt with according to the relevant laws, administrative regulations and regulations of Beijing
              Municipality and Party A. This Contract shall not be terminated according to Clause 21 and Clause 22 as above-mentioned.

Clause 25     Party B may revoke the Labor Contract with a written
              notification given to Party A three months in advance except the situation that the problem of damage to Party A made by Party B and other problems of Party B have not been solved completely.

Clause 26     Party B may notify at any time Party A of his decision to revoke the Labor Contract in any of the following circumstances:

              1. within the probation period;

              2. where Party A forced Party B to work by resorting to violence, intimidation or illegal restriction of personal freedom;

              3. failure on the part of Party A to pay labor remuneration or to provide working conditions as agreed upon in this Contract.

Clause 27     The Labor Contract shall terminate upon the expiration of its term and occurrence of termination conditions stipulated in this Contract. This Contract is extendable by issuing a Labor Contract
              Renewal Agreement.

                             Economic compensations

Clause 28     Party A shall not make any economic compensation to Party B if
              Party B violates Clause 20 of this Contract. Party B shall be liable for any damage made to Party A.

Clause 29     In any of the following circumstances that Party A violates the engaged conditions of this Contract, Party A shall pay the economic compensation to Party B according to the applicable law and government regulations of Beijing Municipality:

              1. Party A deducts salary or delay paying salary to Party B without reason;

              2. The salary paid to Party B by Party A, which is lower than the local minimum level.

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Labor Contract                                                            P.8/12
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Clause 30     In accordance with the applicable law and government regulations of Beijing Municipality, Party A shall pay Party B a compensation, which is calculated based on Party B's years of service with Party
              A. The maximum amount of compensation shall not exceed 12 months salary of Party B, if any of the following circumstances occurs:

              1. The Labor Contract is revoked after the consultation with Party
                 B;

              2. Party A revokes the Labor Contract when Party B is unqualified for his/her work and remains unqualified even after receiving training or changed to another work.

Clause 31     If Party A revokes this Contract in any of the following
              circumstances, Party A shall pay Party B the economic compensation according to Party B's years of service. The economic compensation shall be one month salary, which is calculated based on the company's average monthly salary in the previous year, for every one completion of year of service of Party B:

              1. Party B is unable to engage in his original work or any new work arranged by Party A for an illness or injury not related to work with the confirmation by The Labor Appraisal Committee.

              2. The original Contract becomes inapplicable due to the fact that the objective circumstances taken as the basis of this Contract have greatly changed and the parties can reach no agreement on the modified Labor Contract through consultation.

              3. During the period of statutory restructuring when Party A comes to the brink of bankruptcy or runs deeply into difficulties in production and /or management and if reduction of its personnel becomes really necessary.

              Under the above-mentioned circumstances, Party A shall pay Party B's average monthly salary of the preceding 12 months before the revocation of the Contract if Party B's average monthly salary in the preceding 12 months is higher than that of the company's average monthly salary in the preceding 12 months.

Clause 32     In the event that the Labor Contract is revoked because Party B is unable to engage in his/her original work or any new work arranged by Party A for illness or injury not related to work with the confirmation by the Labor Appraisal Committee, Party A shall pay
              Party B a medical subsidy in accordance with the applicable law, regulations of People's Republic of China and the related regulations of Beijing Municipality.

Clause 33     When Party A revokes the Labor Contract by violating the engaged condition in this Contract, or this Contract becomes invalid due to the reasons imputable to Party A and thus cause the damages to Party B, Party B shall be paid the economic compensations in accordance with the applicable law, administrative regulations and regulations of Beijing Municipality.

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Labor Contract                                                            P.9/12
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Clause 34      Party B shall make compensation to Party A in accordance with the compensation clause of Confidential Agreements (if any) and in accordance with the applicable law and administrative regulations of State and Beijing Municipality if Party B breaches the provisions herein relating to confidential information and makes damage to Party A. If the declaration with respect to the labor relationship with third party is not true, Party A will be entitled to terminate this Contract according to Clause 20 herein and Party B shall compensate Party A the loss due to any claim of third party or any administrative penalty whereby caused.

Clause 35      Should Party B have received training from Party A and terminates this Contract before expiry date of the Contract, he/she shall undertake liability provided in the training agreements.

                              Other engaged content

Both parties may add the following provisions as a result of consultation:

Clause 36      "Intellectual Property" means copyrights, related rights,
               patents, utility models, trade marks, trade names, design rights, database rights, rights in undisclosed or confidential information (such as know-how and trade secrets (whether patentable or not)), and other similar intellectual property rights (whether registered or not) and applications for such rights, as each may exist anywhere in the world.

               Party B will promptly disclose to Party A and to no other party all Intellectual Property originated, conceived, written or made by Party B alone or with others (except only those works originated, conceived, written or made by Party B wholly outside his/her normal working hours and which are wholly unconnected with his/her employment).

               All Intellectual Property, including all records, documents, papers (including copies and summaries thereof) of the same on any medium, originated, conceived, written, made or acquired by Party B in the course of his/her employment or related directly or indirectly to the business of Party A shall, together with all the worldwide rights in the same, be and at all times remain the absolute property of Party A.

                                 Labor Disputes

Clause 37      In the event of any labor disputes, the Parties may apply to the labor dispute arbitration committee in the relevant district for arbitration within sixty days from the date when the dispute takes place. Any party who is not satisfied with the arbitration may bring the case to the People's Court.

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Labor Contract                                                           P.10/12
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                                  Miscellaneous

Clause 38      The following rules and regulations shall be attachments of this
               Contract and constitute part of this Contract:

               1.   Staff Handbook
               2.   Business Code of Conduct
               3.   Declaration of Employment
               4.   Supplement of Labor Contract
               5.   Confidential Agreement (if any)
               6.   Training Contracts (if any)
               7. Letter of Alternations of Employment Terms & Conditions (if any) Other rules and regulations and modifications of the existing rules and regulations from time to time in accordance with the requirements of the circumstances, should be the integral part of this Contract.

Clause 39      Any items that are not mentioned in this Contract or those in conflict with the prohibitions by the State or local goverment shall be executed in accordance with the relevant stipulations.

Clause 40      This Contract is made in two copies. Each party holds one copy.

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Labor Contract                                                           P.11/12
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Party A:



Authorized representative or the entrusted agent
(Seal and signature)



The date of Signature:



Party B:



Date of Signature



Witness (organization)



Witness (person)



Date of witness

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Labor Contract                                                           P.12/12
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                                   Instruction

1. This Contract is used as the Labor Contract signed between the enterprise and its staff.

2. When using this Contract, in case the issues requires to be negotiated by both parties, it shall be filled in the blank after consultation; in case the issues shall be notified by Party A, it shall be filled in the blank so as to make clear to Party B.

3. In this Contract, the seal of Party A is required; the authorized representative or his deputy shall sign the name in person; the name and date of birth of Party B shall be consistent with those on Party B's Identity Card.

4. This Contract shall be filled out with ink, and in clear handwriting and simple but correct language. Correction without mutual agreement is not allowed once it is signed.

5. In case no space in this Contract is available for other contents agreed upon between the Parties, the modification made on terms & conditions of Labor Contract and the letter of Labor Contract Renewal attachment to this Contract are allowed.

6. This Contract is duplicated in two copies, each party holds one. Party A shall not keep the copy on behalf of Party B.

                      Beijing Super Channel Network Limited

                          Supplement of Labor Contract

Party A:

Party B:

1.       Capacity and Performance

         During the employment, Party B will devote his/her full business time and best efforts, business judgment, skill and knowledge, to the advancement of the interests of Party A and its Affiliates and to the discharge of his/her duties and responsibilities; provided, however, Party B may engage in other activities, such as activities involving professional, charitable, educational, religious and similar types of organizations, speaking engagements, membership on the board of directors of other organizations (as the Board may from time to time reasonably agree to), and similar types of activities to the extent that such other activities do not inhibit or prohibit the performance of his/her duties under this Agreement, or conflict in any significant way with the business of Party A and its Affiliates.

2.       Stock Option Program

         If Party B is an employee of Party A at the time that share options are granted under a stock option plan of Party A or its Affiliates, the Board will consider granting stock options to Party B. If the Board decides to grant stock options to Party B, such stock options will be granted on terms and conditions that will be set forth in a separate letter issued by Party A at the time of grant.

3.       Business Travel

         As Party A and its Affiliates are involved in a regional business and have business interests and dealings overseas, Party B may be required from time to time to travel overseas in the performance of his/her duties of employment with Party A and its Affiliates.

         Subject to Party A's business travel policy as amended from time to time, for all business purposes Party B will be entitled to travel economy class except in those instances when total elapsed travel time from point of departure to destination (including in-transit time at airports enroute to destinations) is in excess of 6 hours. In such cases, business class travel will be permitted.

         In addition, travel time after midnight (based on the time at the departure location) will have double weighting in counting towards business class entitlement.

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4.       Expenses

         Party A will reimburse authorised expenses incurred by Party B on Party A's business, subject to Party A's policies from time to time in force relating to expenses. A guiding principle in settling expenses is that there should neither be financial loss nor gain to Party B as a result of any reasonable expense incurred on Party A's business.

         All claims for expenses must be approved by Party A. No employee is allowed to approve or authorise payment for his/her own expenses.

5.       Conflict of Interest

         Party B will not (without the prior written consent of Party A or any one of its Affiliates) during his/her employment hereunder, directly or indirectly be interested in any other businesses, or engage in, be concerned with, or provide services to, any other person, company, business entity or other organisation whatsoever (whether as an employee, officer, director, agent, partner, consultant or otherwise). Provided, however, Party B may engage in other activities, such as activities involving professional, charitable, educational, religious and similar types of organizations, speaking engagements, membership on the board of directors of other organizations (as the Board may from time to time reasonably agree to), and similar types of activities to the extent that such other activities do not inhibit or prohibit the performance of his/her duties under this Agreement, or conflict in any significant way with the business of Party A and its Affiliates.

         Without prejudice to the provisions of the preceding paragraph, Party B agrees to declare all his/her business interests and provide requisite details of such interests to Party A, whether or not they are similar to or in conflict with the business or activities of Party A or its Affiliates, at the date hereof and in the future.

6.       Confidentiality

         Party B's employment terms and conditions are strictly confidential between Party B and Party A. Any disclosure of such employment terms and conditions to other employees or outside parties without the prior written approval of the Company or its Affiliates constitute a breach of the Labor Contract and this Agreement and may result in disciplinary action.

         Party B will neither during the employment hereunder (except in the proper performance of his/her duties) nor at any time (without limit) after the termination thereof, howsoever arising, directly or indirectly:

         (a) use for his/her own purposes or those of any other person, company, business entity or other organisation whatsoever; or

         (b) disclose to any person, company, business entity or other organisation whatsoever;

         any trade secrets or confidential information relating or belonging to Party A or any of its Affiliates including but not limited to information relating to customers, customer lists or requirements, price lists or pricing structures, marketing and sales information, business plans or dealings, employees or officers, financial information or plans, designs, formulae, product lines, research activities, any document marked "confidential" or any information which Party B has been advised is "confidential" or which he/she might reasonably expect Party A would regard as "confidential" or any information which has been given to Party A or any of its Affiliates in confidence by customers, suppliers or other persons.

         Party B will not at any time during the continuance of his/her employment with Party A makes any notes or memoranda relating to any matter within the scope of Party A's business, dealings or affair otherwise than for the benefit of Party A or its Affiliates.

         Party B will not make or communicate any statement (whether written or oral) to any representative of the press, television, radio, file or other media and shall not write any article for the press or otherwise for publication on any matter connected with or relating to the business of Party A or any of its Affiliates without obtaining the written approval of Party A unless permitted under the Group Policy on the Media.

         Forthwith upon the termination of Party B's employment hereunder, and/or at any other time if Party A shall so request, Party B will deliver to Party A all documents (including correspondence, lists of customers, notes, memoranda, plans, drawings and other documents of whatsoever nature) in whatever forms, including magnetic media, models or samples made or compiled by or delivered to Party B or in his/her possession concerning the business, finances or affairs of Party A or any of its Affiliates. For the avoidance of doubt, it is hereby declared that the property in all such document as aforesaid shall at all times be vested in Party A or its Affiliates.

7.       Competition

         Party B will not for a period of 6 months after the termination of his/her employment hereunder for any cause whatsoever:

         (a) undertake or carry on, either alone or in partnership, nor be employed or interested directly or indirectly in any capacity whatsoever, anywhere in the Greater China Region (as defined below) in any business, venture, or activity which is similar to and competitive with any business, venture, or activity of Party A or any of its Affiliates in which Party B has been involved during the period of 12 months prior to such termination; and

         (b) either personally, through an agent or by letter, circular or advertisement, whether on Party B's own behalf or on behalf of any other person, firm or company, canvass, entice or solicit
                  (i) any employee of Party A or any of its Affiliates (whether or not they would be in breach of their contracts of employment by leaving the employment of Party A or any of its Affiliates), or (ii) any purchase orders or service contracts orders from any person, firm or company that was at any time during the 12 months prior to termination of Party B's employment a customer of Party A or any of its Affiliates.

         For the purposes of this Agreement, the "Greater China Region" means the People's Republic of China, including Hong Kong, Macau and Taiwan.

8.       Reasonableness of Restrictions

         8.1 Party B recognises that, whilst performing his/her duties hereunder, Party B will have access to and come into contact with trade secrets and confidential information belonging to Party A or any of its Affiliates and will obtain personal knowledge of and influence over its or their customers and/or employees. Party B therefore agrees that the restrictions contained in Section 5, 6 and 7 are reasonable and necessary to protect the legitimate business interests of Party A or any of its Affiliates both during and after the termination of such employment.

         8.2 Without prejudice to the foregoing, if any part of any such restrictions is found to be wholly or partly void, invalid, or otherwise unenforceable then such part shall be deemed eliminated or modified to the extent to which it is necessary so that the restrictions in that part shall become valid or enforceable.

9.       Code of Conduct

         At all times, Party B is expected to observe the highest standards of ethical, personal and professional conduct.

         Party B must not act dishonourably nor abuse the trust placed in Party B by Party A. All improper business practices must be rejected.

         Whether working in the Greater China Region and / or overseas, Party B should adhere to Party A's policies and procedures and Party B must comply with all legal requirements. Failure to comply with Party A's policies, procedures or any legal requirements may result in appropriate disciplinary actions taken against Party B and/or termination of Party B's employment.

10.      Termination of Employment and Severance Benefits.

         10.1     Death

                  In the event of Party B's death, his/her employment under this Agreement shall immediately and automatically terminate. In that event, Party A shall pay to his/her designated beneficiary or, if no beneficiary has been designated by Party B, to his/her estate, any Basic Salary earned but unpaid through the date of death and any Annual Bonus earned in accordance with Clause 9 of the Labor Contract but unpaid at the date of death.

         10.2     By Party A for Cause

                  Party A may terminate Party B's employment under this Agreement for Cause (as defined below) at any time upon notice to Party B setting forth in reasonable detail the nature of such Cause. The following, as determined by the Board in its reasonable judgment, shall constitute Cause for termination:

                  (a) Party B's conviction by a court of competent jurisdiction of a felony or any crime involving moral turpitude;

                  (b) Party B's commission of any fraud, theft, embezzlement or misappropriation of funds;

                  (c) Party B's willful failure to perform any of his/her duties of employment or obligations under the Labor Contract and this Agreement (other than as set forth in Section 10.2(a)), or any other material breach of this Agreement;

                  (d) Party B's gross negligence or misconduct (whether or not it is directly injurious to Party A or its Affiliates); or

                  (e) The commission of an act of fraud against, or the misappropriation of property belonging to Party A or its Affiliates by Party B.

                  Upon the giving of notice of termination of Party B's employment under this Agreement for Cause, Party A shall have no further obligation or liability to you, other than for Basic Salary earned and unpaid at the date of termination. In the event of any termination pursuant to this Section 10.2, Party B will not be entitled to receive any Annual Bonus after the provision of notice of such termination.

         10.3     By Party A Other than for Cause

                  Party A may terminate Party B's employment under this Agreement other than for Cause at any time upon notice to Party B. Party A will give Party B's 3 months' notice in writing or payment of 3 months' Basic Salary in lieu thereof to terminate his/her employment. In the event of any termination pursuant to this Section 10.3, Party B will not be entitled to receive any Annual Bonus after the provision of notice of such termination.

         10.4     By Party B for Good Reason

                  Party B may terminate his/her employment under this Agreement for Good Reason (as defined below), upon notice to Party A setting forth in reasonable detail the nature of such Good Reason. The following shall constitute Good Reason for termination by Party B:

                  (a) Party B's involuntary removal from the position of (Position); or

                  (b) Material diminution in the nature or scope of Party B's role, duties, authority or reporting relationship as (Position); provided, however, Party A's failure to continue Party B's appointment or election as a director or officer of any of its Affiliates and any diminution of the business of Party A or any of its Affiliates, including without limitation the sale or transfer of any or all of the assets of Party A or any of its Affiliates, shall not constitute "Good Reason".

                  In the event of any termination pursuant to this Section 10.4, Party B will not be entitled to receive any Annual Bonus after the provision of notice of such termination.

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         10.5     By Party B Other than for Good Reason

                  Party B may terminate his/her employment under this Agreement at any time by giving Party A 3 months' notice in writing or payment of 3 months' Basic Salary in lieu thereof. In the event of any termination pursuant to this Section 10.5, Party B will not be entitled to receive any Annual Bonus after the provision of notice of such termination.

11.      References

         This offer of employment is subject to satisfactory references, which Party A will take up upon receipt of Party B's acceptance of Party A's offer of employment.

Party A:

Authorized representative or the entrusted agent
(Seal and signature)


The date of Signature:

Party B:

Date of Signature

Witness (organ)

Witness (person)

Date of witness